INVESTORS PRESENTATION September 2008

2 60 years of steady growth and accomplishments Founded in 1948 Headquartered in San Juan A unique, well diversified operation with over 550,000 retail and commercial customers 2nd largest financial holding company in Puerto Rico with total assets of $18.8 billion as of June 30, 2008 30th largest bank holding company in the US* Leading Bank in the Eastern Caribbean Region** Limited presence in southern Florida Market 196 branches, stand-alone offices and in-branch service centers Over 3,000 full time employees As of June 30, 2008; * Source: SNL, **USVI & BVI Assets ($ in billions) Acquisition of Royal Bank of PR and 4 Citibank branches Private placement of $94.8 mm of common equity to BNS Acquisition of First Virgin Islands Federal Savings Bank in USVI Acquisition of JP Morgan Chase operations in USVI Acquisition of Virgin Islands Community Bank in USVI ($60 mm in assets) Acquisition of FirstBank Florida ($546 mm in assets) Reduced loan exposure to other FI by $2.7 billion

3 Dual focus on resolving legal and accounting matters while achieving business results September 2006: Filed restated financials for the years 2000 to 2004 with the SEC January 2007: Implemented SFAS 157 and SFAS 159 February 2007: Filed 2005 financial statements with the SEC March 2007: Reached agreement in a shareholder class action, paid $74,250,000 July 2007: Filed 2006 financial statements with the SEC August 2007: Reached an agreement with the SEC, paid $8.5 million civil penalty August 2007: Filed Forms 10-Q for the quarters of 2006, 2005 and 2004 September 2007: Became current with financial reporting requirements of the SEC and the NYSE after filing the first two quarters of 2007 on Form 10-Q November 2007: Announced that the FDIC and Office of the Commissioner of Financial Institutions of Puerto Rico ("OCIF") Cease & Desist Orders were lifted January 2008: The Corporation acquired Virgin Islands Community Bank (VICB) in St. Croix with assets of approximately $60 million at the time of acquisition June 2008: Last remaining Cease & Desist Order imposed by Federal Reserve Bank of NY was lifted The Corporation has continuously paid common and/or preferred dividends throughout the past 13 years

4

Organized within a Bank Holding Company structure


First BanCorp
(FBP)
First BanCorp Overseas Branch (IBE)
FirstBank Miami Corporate Banking (Part of FBPR IBE)
FirstBank Puerto Rico
FirstBank Insurance Agency
FirstBank Florida
First Leasing and Rental
Money Express
FirstMortgage
FirstBank Overseas (IBE)
First Insurance Agency USVI
First Express USVI

Notes:

- First BanCorp (FBP) is traded in the NYSE
- IBE: International Banking Entity

5 A well diversified operation with multiple businesses across several markets *Provided through alliance with UBS, the largest player in the Puerto Rico market

6 A well diversified operation with multiple businesses across several markets Assets by Line of Business Total Assets - $18,828 million As of June 30, 2008 Limited exposure to US residential mortgage market with only 3.2% of total loan portfolio Assets by Geography Consumer & Residential 28%, $443 Construction & Land 21%, $333 Commercial 29%, $457 Other Assets 7%, $111 Condo Conversions 16%, $250

7 Key market characteristics - Puerto Rico Economic conditions The Island has been in a recession for the last 28 months Unemployment and bankruptcies have increased Consumers have been negatively impacted by increases in prices Auto and housing industry volumes have dropped significantly Federal and local government incentives to increase retail and property sales Reduced competitiveness has resulted in more rational market conditions and pricing FBP acted expeditiously and adopted stricter credit policies and procedures during 2006 to manage asset quality under a deteriorating economic cycle Dec. 2006 = 100 Source: El Nuevo Dia

8 Key market characteristics - Eastern Caribbean Economic conditions Tourism continues to be the main economic driver for the USVI Stable economic indicators and trends Government is active in initiatives to increase foreign investments FirstBank is a dominant player in this market Stable asset quality trends and real estate values Oil and inflation impact could adversely affect the economy in the near future 1987 = 100 Source: VI Bureau of Economic Research

9 Key market characteristics - Florida Economic conditions Very challenging real estate market conditions Increased foreclosures Deteriorated absorption rates Decreasing property values In Florida, actions were taken early in 2006 in our loan production office to reduce exposure to construction and condo conversions Given market conditions, the operations of FirstBank in Florida will continue as a small franchise for the foreseeable future Source: Florida Association of Realtors

10 Outperformed the industry and increased or sustained share in our primary market Industry FirstBank ($ in millions) # / $ vs. June 07 vs. June 07 Share Rank Branches1 557 - - 9% 4 Deposits2 $37,263 3.4% 19.8% 8% 3 Commercial Loans3 $12,974 -4.8% 1.2% 21% 2 Construction Loans $6,283 11.0% 23.0% 12% 4 Personal Loans $2,592 -5.2% -6.4% 12% 3 Credit Cards4 $3,059 6.1% 128.9% 22% 2 Auto Loans & Leases $7,173 -8.6% -7.5% 18% 2 Small Loans5 $959 -18.6% -8.6% 11% 4 With additional opportunities to grow share and scale in selected businesses Source: FDIC; 2. Net of Brokered Certificates of deposits; 3. Includes Commercial, Agricultural and Industrial Loans; 4. Through alliance with Bank of America fee based agreement with no credit exposure; 5. Unsecured Small Loans Notes: Substantial increase in credit cards is mostly due to recently acquired portfolio by Bank of America. Data as of June 30, 2008

11 Successful core deposit growth Successfully deploying our One Stop Shop strategy Leveraging the reduced competitive environment 2008 v. 2007 Total Deposits (net of brokered CDs) - $4,428 million 19% 21% 9% ($ in millions) 13%

12 Targeted loan production ($ in millions) Corporation is actively managing loan production opportunities Total Loan Production - $2,065 million

13 Consistent loan growth in selected segments Total Loan Portfolio - $12,250 million Franchise consistently demonstrates ability to grow in selected segments *includes Finance Leases ** Loans to local Financial Institutions ($ in millions) 2008 v. 2007 - 5% - 4% 7% 6%

14 Proactively managing asset quality during a deteriorating economic cycle Non Performing Assets ($ in millions) Stricter credit policies implemented since 2006 showing improving trends in 2008 in the consumer portfolios Reinforced workout & loss mitigation programs to manage increases in construction, commercial and residential loans Historically, the Corporation has experienced a low rate of losses on its residential real estate portfolio More than 90% of residential loan portfolio consists of fixed rate, fully amortizing, full doc loans that have a lower risk than the typical subprime loan that has affected the US market Net Charge-offs to Average Loans

15 Proactively managing asset quality Increase in NPAs has been experiencing a decelerating trend during 2008 The Corporation will continue to increase reserves for loan losses as market conditions demand Non Performing Assets (NPA) Allowance for Loan & Lease Losses (ALLL) ($ in millions)

16 Proactively managing asset quality Allowance to Loan & Lease Losses Ratios Allowance to non performing loans showing a decreasing trend as residential mortgage loans, which represent the largest increase in NPAs since 2006, require a lower allowance The allowance to total loans showing an increasing trend as the Corporation reviews reserve policies and as economic environmental factors change

FINANCIAL PERFORMANCE AND CAPITAL

18 Improved profitability while strengthening provision YTD Jun 07 YTD Jun 08 Income Statement ($ 000) Net interest income 234,650 259,064 Provision for loan and lease losses 49,542 87,116 Non-interest income 26,725 41,382 Non-interest expenses 152,818 163,950 Income tax (expense) benefit (12,388) 17,203 Net income $46,627 $66,583 Net income per share to common ($) 0.32 0.50 Cash dividends declared per share ($) 0.14 0.14 Average shares outstanding diluted (#)* 83,757 92,650 Book value per common share ($) 9.08 9.21 Tangible book value per common share ($) 8.45 8.62 *Private placement to BNS % Change

19 Improving key financial metrics Net Interest Margin* Return on Average Assets Return on Average Total Common Equity Dividend Payout Ratio Efficiency Ratio *On a Tax Equivalent Basis

20 Managing a strong capital position * Not applicable to First Bancorp Approximately $345 million in excess of regulatory total capital minimum requirement

TREASURY & LIQUIDITY

22 High grade investment portfolio Highly liquid securities portfolio Over 95% of portfolio AAA-rated No exposure to sub-prime mortgage and CDOs Easily pledgeable for financing Total Investment Portfolio - $6,086 million By Rating Distribution As of June 30, 2008 ($ in millions)

23 Strong sources of borrowings Average Cost of Funds Interest-bearing Liabilities 3.89%* *YTD June 30, 2008

24

Liquidity

($000)

Basic Liquidity Surplus*

	Jun-08		
	$		%
Basic Surplus[1] (w/out repo roll.)	$	940,371	5.26%
Overall Surplus (with short repo roll.)	$	1,230,371	6.89%

Non-Deposit Sources of Liquidity

	Jun-08	
Investment securities[2]	$	5,921,537
Loans pledged to FHLB NY[3]		2,150,844
Loans to be pledged at the Federal Reserve Bank[4]		1,200,000
	$	9,272,382

- Internal minimum required raised in 2006 to 5% of assets from 3% limit
- Investment portfolio is composed of highly liquid investment grade securities
- FRB BIC Program will provide a secure contingent line of credit
- FHLB NY line continues to increase in line with mortgage originations
- Additionally, $290 million unsecured lines of credit are available

*Information for FirstBank Puerto Rico including FirstBank Overseas Corp

1. Surplus: (liquid assets – short-term liabilities) + secured line of credit; 2. Subject to 6% haircut; 3. Subject to 25% haircut; 4. Subject to 50% haircut under FRB BIC Program

First BanCorp

STOCK PERFORMANCE

26 Stock Performance FBP Stock Performance vs. Peers* YTD August 29, 2008 *Full service commercial banks in PR Source: Bloomberg

27 Stock Performance Source: Bloomberg, Quarterly information provided by FBP First BanCorp - Market Price to Book Value Ratio P/B multiple at lowest level in last 12 yrs.

FUTURE FOCUS

29 Enhancing shareholder value through strategic growth Wholesale Banking Retail Banking Consumer Lending Mortgage Lending Insurance Solidify leadership while capitalizing on market opportunities with strong emphasis on asset quality Grow deposits Offer additional fee based services Increase penetration in middle market Improve loan pricing Management Focus Maximize One Stop Shop strategy with focus on Customer Satisfaction Sustain share and improve profitability through tighter credit standards, processes and market opportunities Increase share with focus on credit quality government sponsored conforming paper given weakened competition Continue to grow product line providing sources of non- interest revenue Strategy Continue Cross-sell to growing customer base (OSS) Continue to grow core deposits Rationalize branch network opportunities Enhance alternative delivery channels Improve loan pricing Focus on asset quality Increase fee income Increase loan spreads in a more rational market Increase penetration in commercial customer base

30 Enhancing shareholder value through strategic growth Asset quality improvement Managing revenue and expenses through formal business performance improvement project Phase 1: $10 MM in identified benefits included in 2008 budget Phase 2: Internal target of $35 MM in additional benefits for 2009-2010 Capital optimization including proactive evaluation of acquisition opportunities in main market Key Strategic Priorities

DISCLAIMER

32 Disclaimer This presentation has been prepared by First BanCorp to provide current information, including preliminary financial information, about its operations and includes information that has not been included in any report previously filed with the Securities and Exchange Commission. The financial information has not been audited or reviewed by First BanCorp's independent registered public accounting firm and reflects First BanCorp's estimates and judgments at this time. In addition, the presentation includes information with respect to the future development of the business and future financial results which, by its very nature, is subject to risks, factors and circumstances that could affect the realization of those developments or results. The Corporation wishes to caution readers not to place undue reliance on any such "forward-looking statements," which speak only as of the date made, and to advise readers that various factors, including, the deteriorating economic conditions in Puerto Rico, interest rate risk relating to the secured loans to Doral Financial Corporation ("Doral") and R&G Financial Corporation ("R&G Financial"), the continued repayment by Doral and R&G Financial of their outstanding loans, FirstBank's ability to issue brokered certificates of deposit, its liquidity, the ability to fund operations, changes in the interest rate environment, the deteriorating regional and national economic conditions, including the risks arising from credit and other risks of the Corporation's lending and investment activities, particularly the condo conversion loans in its Miami Commercial Banking, any need to classify additional loans as non-performing loans as a result of the deterioration in the economic conditions of Puerto Rico or the U.S. market or for other reasons, competitive and regulatory factors and legislative changes, could affect the Corporation's financial performance and could cause the Corporation's actual results for future periods to differ materially from those anticipated or projected. The Corporation does not undertake, and specifically disclaims any obligation, to update any "forward-looking statements" to reflect occurrences or unanticipated events or circumstances after the date of such statements.

INVESTORS PRESENTATION September 2008